Fair Value Measurement	12 Months Ended
Dec. 31, 2018
Fair Value Measurement
Fair Value Measurement

Note 3 Fair Value Measurements

GAAP requires disclosure about how fair value is determined for assets and liabilities and establishes a hierarchy for which these assets and liabilities must be grouped, based on significant level of inputs. The three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies, is as follows:

Level 1 — Quoted prices for identical assets and liabilities in active markets.

Level 2 — Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs for the asset or liability.

The Company had no transfers between Level 1, Level 2, or Level 3 during the years ended December 31, 2018, 2017 or 2016. Goodwill is assessed annually for impairment in the second quarter of each year using fair value measurement techniques. Specifically, goodwill impairment is determined using a two-step test. Step 0 is a qualitative analysis of relevant events or circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit (“RU”) with its book value, including goodwill. If the fair value of the RU exceeds its book value, goodwill is considered not impaired. If the book value of the RU exceeds its fair value, an impairment charge is recognized for the amount by which the carrying amount exceeds the fair value of identifiable assets and liabilities of the RU.

The estimate of fair value of the Company’s RUs is determined using various valuation techniques, including using an equally weighted combination of the market approach and the income approach. The market approach, which contains Level 2 inputs, utilizes readily available market valuation multiples to estimate fair value. The income approach is a valuation technique that utilizes the discounted cash flow (“DCF”) method, which includes Level 3 inputs. Under the DCF method, the fair value of the RU reflects the present value of the projected earnings that will be generated by each RU after taking into account the revenues and expenses associated with the asset, the relative risk that the cash flows will occur, the contribution of other assets, and an appropriate discount rate to reflect the value of the invested capital. Cash flows are estimated for future periods based upon historical data and projections by management.

As of December 31, 2018, the Company had recorded goodwill in the amount of $4.1 billion. The Company performed its annual impairment test of its goodwill balances as of May 31, 2018, and this test did not indicate any impairment. The fair value of the RUs substantially exceeds the carrying value. Refer to Note 6 for more information regarding goodwill.

The fair values of the Company’s unsecured revolving loan and notes payable are considered to be level 2 measurements which are based on inputs other than quoted prices included within Level 1 that are observable for the liability, either directly or indirectly. Level 2 inputs may include quoted prices for similar liabilities in active or inactive markets, or other inputs that can be corroborated by observable market data. The carrying value of the Company’s unsecured revolving loan approximates fair value since the interest rate resets monthly and the balances are pre-payable at any time. With respect to the Company’s notes payable due March and December 2020, the carrying values approximate fair value due to their relatively short maturities. Refer to Note 12 for the estimated fair values of the Company’s Senior Notes.